EXECUTION VERSION
Certain information in the marked exhibit below has been omitted because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential. Omissions are designated as “[*****]”.

FIRST AMENDMENT

FIRST AMENDMENT dated as of August 16, 2024 (this “Amendment”) to the Standby Letter of Credit Agreement (Committed/Secured) dated as of August 27, 2021, between EVEREST REINSURANCE (BERMUDA), LTD., a company incorporated and existing under the laws of Bermuda (the “Account Party”), and BAYERISCHE LANDESBANK, NEW YORK BRANCH, the New York branch of a financial institution organized under the laws of the Federal Republic of Germany (“Bank”) (as may be further amended, supplemented, or otherwise modified, the “LC Agreement”). Unless the context requires otherwise, capitalized terms used herein without definition shall have the meanings ascribed to them in the LC Agreement.
R E C I T A L S:

WHEREAS, on the date hereof, immediately prior to the execution and delivery of this Amendment, Bayerische Landesbank assigned, and the Bank assumed, all of Bayerische Landesbank’s rights and obligations in its capacity as “Bank” under the LC Agreement, the Pledge Agreement, and the other Credit Documents; and
WHEREAS, the Account Party and the Bank wish to amend the LC Agreement upon the terms and subject to the conditions set forth herein;
NOW, THEREFORE, in consideration of the mutual agreements contained in the LC Agreement and herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby mutually agree as follows:
Article 1
Amendments
1.1The reference in the first paragraph of the LC Agreement to “BAYERISCHE LANDESBANK” is hereby replaced with “BAYERISCHE LANDESBANK, NEW YORK BRANCH”.
1.2(a)    The defined terms set forth below shall be added to Section 1 of the LC Agreement in alphabetical order:
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“First Amendment Effective Date” means the “First Amendment Effective Date” as such term is defined in the First Amendment to this Agreement dated as of August 16, 2024.
(b) The following defined terms set forth in Section 1 of the LC Agreement are hereby amended and restated in their entirety as set forth below:
“Commitment” means the obligation of Bank to Issue Letters of Credit for the account of the Account Party hereunder in an aggregate principal amount at any time outstanding not to exceed [*****], as such amount may be reduced from time to time pursuant to the terms hereof; [*****].
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“Commitment Termination Date” means the earliest to occur of (a) August 27, 2027, (b) the date of termination of the entire Commitment by the Account Party pursuant to Section 2(h), and (c) the date of termination of the Commitment pursuant to Section 11(a).
“Sanctions” means any and all economic or financial sanctions, sectoral sanctions, secondary sanctions, trade embargoes and anti-terrorism laws, including but not limited to those imposed, administered or enforced from time to time by the U.S. government (including those administered by OFAC or the U.S. Department of State), the United Nations Security Council, the European Union, His Majesty’s Treasury, or other relevant sanctions authority.
“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC (including OFAC's Specially Designated Nationals and Blocked Persons List and OFAC's Consolidated Non-SDN List), the U.S. Department of State, the United Nations Security Council, the European Union, His Majesty's Treasury, or other relevant sanctions authority with jurisdiction over the Parties to this Agreement, (b) any Person located, operating, organized or resident in a Sanctioned Territory or (c) any Person owned or controlled by any such Person or Persons described in clauses (a) and (b), including a Person that is deemed by OFAC to be a Sanctions target based on the ownership of such legal entity by Sanctioned Person(s).
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(c) The defined term “Sanctioned Country” shall be deleted and replaced with the term “Sanctioned Territory” set forth below and each use of “Sanctioned Country” in the LC Agreement shall be replaced with “Sanctioned Territory”:
“Sanctioned Territory” means any country, region or territory that is the subject of comprehensive Sanctions (as of the First Amendment Effective Date, Cuba, Iran, North Korea, Syria and the Crimea, Donetsk and Luhansk regions of Ukraine).
1.3The defined term “EU Blocking Regulation” is hereby deleted from Section 1 of the LC Agreement.
1.4Clause (i) of Section 6(i) of the LC Agreement is deleted and replaced with the following:
None of (i) the Account Party or, to the knowledge of the Account Party, any of its directors, officers or employees, or (ii) any agent or representative of the Account Party that will act in any capacity in its connection with this Agreement, is a Sanctioned Person.
1.5Clause (v) of Section 6(i) of the LC Agreement is hereby deleted.
1.6Clause (a) of Section 8 of the LC Agreement is hereby amended and restated in its entirety to read as follows:
(a) [*****].

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1.7The third sentence of Section 19 of the LC Agreement is hereby amended and restated in its entirety to read as follows: “All notices to Bank (including notices by email, if Bank approves of receiving notices by email) shall be directed to Bank at Bayerische Landesbank, New York Branch, 560 Lexington Avenue, 22nd Floor, New York, New York 10022, Attention: [*****]
1.8Exhibit A to the LC Agreement is hereby amended and restated in its entirety in the form attached hereto as Exhibit A.
1.9Exhibit B to the LC Agreement is hereby amended and restated in its entirety in the form attached hereto as Exhibit B.
1.10A new Exhibit C is hereby added to the LC Agreement in the form attached hereto as Exhibit C.
Article 2
Representations and Warranties and Other Agreements
2.1The Account Party hereby represents and warrants that:
(a)Its execution, delivery and performance of this Amendment and any other agreement, instrument or document executed and delivered in connection with this Amendment (i) are within its powers, (ii) have been duly authorized by all necessary action, (iii) will not violate or contravene its memorandum of association, by-laws, or other organizational documents, (iv) will not result in the breach of any provision of, or in the imposition of any Lien or encumbrance (except for Liens or encumbrances created under the Credit Documents) under, or constitute a default or event of default under, any agreement or arrangement to which it is a party or by which it or any of its property is bound, the contravention of which agreement or arrangement would have a Material Adverse Effect, and (v) will not violate or contravene any order, writ, law, treaty, rule, regulation or determination of any Governmental Authority, in each case applicable to or binding upon it or any of its property, the violation or contravention of which would have a Material Adverse Effect.
(b)Each of this Amendment and any other agreement, instrument or document executed and delivered by it in connection with this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights against it generally, by general equitable principles or by principles of good faith and fair dealing, and assuming that this Amendment and each such other agreement, instrument or document have been validly executed and delivered by each party thereto other than the Account Party.
(c)No Default has occurred and is continuing as of the date of this Amendment nor would any Default exist immediately after giving effect to this Amendment and the transactions contemplated hereby.
(d)The representations and warranties of the Account Party appearing in the Credit Documents were true and correct in all material respects as of the date when made. Immediately after giving effect to this Amendment, such representations and warranties continue to be true and correct in all material respects with the same effect as if made on the date hereof, except to the extent that such representations and warranties expressly refer to an earlier date in which case such representations and warranties were true and correct in all material respects as of such earlier date.

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(e)No consent of any other Person is required in connection with the execution, delivery and performance by the Account Party of this Amendment (other than such as have been obtained and are in full force and effect), and each Credit Document shall continue to apply to the Obligations under the LC Agreement, as amended hereby, and remains in full force and effect.
2.2The Account Party agrees to pay on demand all reasonable invoiced costs and expenses of Bank in connection with or arising out of the negotiation, preparation, execution and delivery of this Amendment and any agreements, instruments and documents referred to herein and the transactions contemplated hereby (including the reasonable invoiced fees and expenses of counsel).
2.3At any time and from time to time, upon the written request of Bank, and at the cost and expense of the Account Party, the Account Party will promptly execute, acknowledge and/or deliver all such further instruments and agreements and take such further actions as may be reasonably necessary or appropriate to more fully implement the purposes of this Amendment and the other Credit Documents.
2.4The LC Agreement and the other Credit Documents, each as amended hereby, are hereby ratified and confirmed and shall continue in full force and effect. All references in any Credit Document to the LC Agreement shall be deemed to be references to the LC Agreement as amended by this Amendment, and as the same may be further amended, supplemented or otherwise modified from time to time.
2.5This Amendment is a Credit Document. This Amendment and the other Credit Documents set forth the entire agreement of the parties with respect to the subject matter hereof.
2.6Neither this Amendment nor any provision hereof may be waived, amended or modified except pursuant to an agreement complying with Section 20 of the LC Agreement.
2.7This Amendment shall be construed in accordance with and governed by the law of the State of New York.
2.8THE ACCOUNT PARTY HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE COURT WITHIN NEW YORK COUNTY, NEW YORK OR ANY FEDERAL COURT LOCATED WITHIN THE SOUTHERN DISTRICT OF THE STATE OF NEW YORK OR ANY APPELLATE COURT THEREOF FOR ANY PROCEEDING ARISING OUT OF OR IN CONNECTION WITH THIS AMENDMENT, OR ANY PROCEEDING TO WHICH BANK OR THE ACCOUNT PARTY IS A PARTY, INCLUDING ANY ACTIONS BASED UPON, ARISING OUT OF, OR IN CONNECTION WITH ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER ORAL OR WRITTEN) OR ACTIONS OF BANK, OR PROCEEDING TO WHICH BANK OR THE ACCOUNT PARTY IS A PARTY, THE BANK AND THE ACCOUNT PARTY IRREVOCABLY AGREE TO BE BOUND (SUBJECT TO ANY AVAILABLE RIGHT OF APPEAL) BY ANY JUDGMENT RENDERED OR RELIEF GRANTED THEREBY AND FURTHER WAIVES ANY OBJECTION THAT IT MAY HAVE BASED ON LACK OF JURISDICTION OR IMPROPER VENUE OR FORUM NON CONVENIENS TO THE CONDUCT OF ANY SUCH PROCEEDING. THE BANK AND THE ACCOUNT PARTY IRREVOCABLY AGREE THAT SERVICE OF PROCESS MAY BE DULY EFFECTED UPON IT BY MAILING A COPY THEREOF, BY REGISTERED OR CERTIFIED MAIL POSTAGE PREPAID, TO IT AT ITS ADDRESS SET FORTH OR REFERRED TO IN SECTION 19 OF THE LC AGREEMENT. NOTWITHSTANDING THE FOREGOING, NOTHING IN THIS AMENDMENT SHALL AFFECT THE RIGHT OF ANY PARTY TO SERVICE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR

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THE RIGHT OF BANK TO BRING ANY ACTION OR PROCEEDING AGAINST THE ACCOUNT PARTY OR ITS PROPERTIES IN THE COURTS OF ANY OTHER JURISDICTION.
2.9This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which taken together shall constitute but one agreement. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to the LC Agreement or any document to be signed in connection with the LC Agreement shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.
Article 3
Effectiveness
3.1The amendments set forth in Article 1 of this Amendment shall become effective on the date (the “First Amendment Effective Date”) when each of the following conditions shall have been satisfied:
(a)Bank shall have received from the Account Party and Bank either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to Bank (which may include electronic transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment.
(b)Bank shall have received favorable written opinions of (i) Mayer Brown LLP as New York and U.S. counsel to Account Party and (ii) Conyers Dill & Pearman Limited as Bermuda counsel to Account Party.
(c)Bank shall have received such other documents and certificates (if any) as it may reasonably request, all in form and substance satisfactory to it.
(d)All legal matters incident to this Amendment, any other instruments, and documents relating hereto and the transactions contemplated hereby shall be satisfactory to Bank and its counsel.
(e)The Account Party shall have paid to Bank, to the extent invoiced, all expenses required to be reimbursed or paid hereunder, including the reasonable fees and disbursements invoiced through the First Amendment Effective Date of Bank’s special counsel, Moses & Singer LLP.
Bank shall notify the Account Party of the occurrence of the First Amendment Effective Date if and when all of such conditions shall have been satisfied, and such notice shall be conclusive and binding.
[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to the Standby Letter of Credit Agreement (Committed/Secured) to be duly executed and delivered as of the day and year first above written.

ACCOUNT PARTY:

EVEREST REINSURANCE (BERMUDA), LTD.

By:__________________________
Name:
Title:

BANK:

BAYERISCHE LANDESBANK, NEW YORK BRANCH

By:__________________________
Name:
Title:

By:__________________________
Name:
Title:

    Signature Page to First Amendment
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Exhibit A to First Amendment

EXHIBIT A

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ANNEX A

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Exhibit B to First Amendment

EXHIBIT B
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ATTACHMENT A
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Exhibit C to First Amendment

EXHIBIT C

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